UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2007

LINENS HOLDING CO.

LINENS ‘N THINGS, INC.

LINENS ‘N THINGS CENTER, INC.

(Exact names of registrants as specified in their charters)

Delaware	333-135646-12	20-4192917
Delaware	001-12381	22-3463939
California	333-135646-11	59-2740308
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015
(Address of principal executive offices)  (Zip Code)

(973) 778-1300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Linens ‘n Things, Inc. (“LNT”) and its 100% parent, Linens Holding Co. (“Holding,”and, together with LNT and their direct and indirect subsidiaries, the “Company”), have entered into or modified certain compensatory arrangements with respect to the Company’s principal executive officer, principal financial officer, and other named executive officers, which are summarized in this report.

On May 4, 2007, the compensation committees of the boards of directors of Holding and LNT (the “Compensation Committees”) completed their annual compensation review with respect to key management personnel of the Company.  As part of the review process, the Compensation Committees approved an increase in annual base salary, effective as of the respective dates set forth below, for the following named executive officers to the indicated amounts:

Named Executive Officer	Title	New Base Salary	Effective Date
F. David Coder	Executive Vice President of Store Operations	$425,000	April 1, 2007

Robert Homler	Executive Vice President, Merchandising	$425,000	April 1, 2007

Francis M. Rowan	Senior Vice President and Chief Financial Officer	$275,000	January 8, 2007

The Compensation Committees also approved a 2007 Bonus Plan for management incentive compensation, which includes incentive compensation potential for certain of the named executive officers at the following levels:

•                  Robert J. DiNicola, Chairman of the Board and Chief Executive Officer—target 100% of annual base salary, as set forth in Mr. DiNicola’s current employment agreement.

•                  Coder—target 50% of annual base salary, as set forth in Mr. Coder’s current employment agreement.

•                  Homler—target 50% of annual base salary, as set forth in Mr. Homler’s current employment agreement.

•                  Rowan—target 50% of annual base salary, which represents an increase from the 40% target set forth in Mr. Rowan’s current employment agreement.

For each of the named executive officers, the incentive compensation potential for 2007 is at the following levels:

•                  First threshold (Level I)—25% of target based on achieving budgeted total sales, budgeted comparable store sales, and approximately 83% of budgeted Adjusted EBITDA.

•                  Second threshold (Level II)—50% of target based on achieving budgeted total sales, budgeted comparable store sales, and 90% of budgeted Adjusted EBITDA.

•                  Third threshold (Level III)—75% of target based on achieving budgeted total sales, budgeted comparable store sales, and approximately 97% of budgeted Adjusted EBITDA.

•                  Target (Level IV)—100% of target based on achieving budgeted total sales, budgeted comparable store sales, and budgeted Adjusted EBITDA.

•                  Maximum (Level V)—150% of target based on achieving budgeted total sales, budgeted comparable store sales, and approximately 103% of budgeted Adjusted EBITDA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2007

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

By:	/s/ FRANCIS M. ROWAN
Francis M. Rowan
Senior Vice President and Chief Financial Officer